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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                          Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2009 through December 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                       Pioneer Real
                       Estate Shares
--------------------------------------------------------------------------------
                       Annual Report | December 31, 2009
--------------------------------------------------------------------------------





                       Ticker Symbols:
                       Class A   PWREX
                       Class B   PBREX
                       Class C   PCREX
                       Class Y   PYREX


                       [LOGO]PIONEER
                             Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                             2

Portfolio Management Discussion                                   4

Portfolio Summary                                                 8

Prices and Distributions                                          9

Performance Update                                               10

Comparing Ongoing Fund Expenses                                  14

Schedule of Investments                                          16

Financial Statements                                             21

Notes to Financial Statements                                    29

Report of Independent Registered Public Accounting Firm          36

Approval of Investment Advisory and Sub-Advisory Agreements      37

Trustees, Officers and Service Providers                         41


                     Pioneer Real Estate Shares | Annual Report | 12/31/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Real Estate Shares | Annual Report | 12/31/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                     Pioneer Real Estate Shares | Annual Report | 12/31/09     3

Portfolio Management Discussion | 12/31/09

After a gloomy start to 2009, real estate investments recovered nicely throughout the balance of the year. The sector's rebound was catalyzed by several factors suggesting that it had successfully weathered the worst of the recession. In the following interview, Matthew Troxell of AEW Capital Management, L.P., Pioneer Real Estate Shares' subadviser, discusses the environment for real estate investing and for the Fund over the 12 months ended December 31, 2009.

Q What contributed to the turnaround in the real estate market over the 12 months ended December 31, 2009?

A Early in the Fund's fiscal year, a global recession, frozen credit markets, rising unemployment, and waning investor sentiment contributed to difficult conditions. The credit markets were especially challenging for real estate investment trusts (REITs), as the dearth of third-party commercial mortgage capital available, the higher cost of available debt, and tightened lending standards curtailed commercial real estate transactions, which, in turn, depressed property valuations.

   Sentiment began to improve in March 2009, when indicators suggested that the U.S. economy was beginning to stabilize. As the 12-month reporting period progressed, REITs benefited from the positive influence of new equity issuance activity, improving capital market conditions, a strengthening of the financial sector, and a general perception that most REITs had survived the worst of the recession.

Q  How did the Fund perform over the 12 months ended December 31, 2009?

A Pioneer Real Estate Shares Class A shares returned 30.15% at net asset value over the 12 months ended December 31, 2009, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index, returned 28.61%. Over the same period, the average return of the 229 real estate funds tracked by Lipper, Inc., returned 30.34%.

   On the heels of its worst-ever annual performance in 2008, the U.S. REIT market started 2009 in dismal fashion, losing approximately 40% from January 1 through early March. However, the sector's rally that began in March 2009 continued largely unabated through the final three quarters of the year. The Fund's solid returns and outperformance of its benchmark for the fiscal year were the result of effective stock selection, particularly in the regional mall, office and diversified sectors.


4     Pioneer Real Estate Shares | Annual Report | 12/31/09

Q Which holdings or weightings contributed to the Fund's strong results during the 12-month period ended December 31, 2009?

A Top contributors to the Fund's performance included overweight positions in Macerich, a regional mall REIT, and HRPT Properties, an office REIT. Macerich benefited from the firm's efforts to deleverage and eliminate much of its near-term balance sheet risks. HRPT Properties rallied on the strength of the company's stable balance sheet and a lack of exposure to development property. From a sector allocation perspective, the Fund's underweight to health care, which underperformed on a relative basis, and overweight positioning in regional malls, which outperformed on a relative basis, contributed positively to benchmark-relative performance over the 12-month period.

Q Which holdings or weightings proved most disappointing for the Fund over the 12 months ended December 31, 2009?

A Shopping center company Regency Centers suffered significant erosion in its share price early in 2009, which was the result of the weakened retail environment and concerns over the company's exposure to development. However, the company's stock price has since recovered somewhat, as the thawing in the credit markets has allowed it to reduce its debt and eliminate most of its near-term liquidity concerns. Kilroy Realty, an office REIT, struggled in the first quarter of 2009 because of market concerns over the company's exposure to Southern California -- which remains economically depressed -- as well as some scheduled lease expirations. Kilroy's shares subsequently recovered, considerably, on the merits of its relatively strong balance sheet and positive investor sentiment towards the company's limited exposure to new development.

   On a sector basis, the Fund's overweighting to the storage sector, which underperformed on a relative basis, and an underweight to the hotel sector, which outperformed on a relative basis, were detractors from performance over the 12-month period. The Fund's modest cash balance also detracted from performance relative to the MSCI REIT Index, in light of the REIT sector's positive absolute returns for the year.

Q Given the market's recovery, are the fundamentals in the various property sectors showing improvement?

A While an economic recovery is under way, market fundamentals in all property types continue to deteriorate, and we believe they likely will continue to do so well into 2010. The lack of job growth is translating into weak leasing demand in every sector. Not surprisingly, vacancy rates are at record levels in retail, apartment and industrial markets. Some office market rents are down by more than 20% from peak levels, and if leasing incentives and tenant improvements are factored in, that number rises even more.


                     Pioneer Real Estate Shares | Annual Report | 12/31/09     5

   Conditions in the apartment sector have been impacted both negatively and positively by troubles in the single-family housing sector. Rising foreclosures and stricter mortgage underwriting standards are forcing some home buyers and would-be buyers to become renters, but rentals of investor-owned homes and condominiums are providing housing alternatives to apartments. The conditions are likely to persist until a clear bottom is reached in single-family fundamentals. With home prices nearing a bottom, pent-up sales are likely to limit any strong rebound in prices, as sellers who have been trapped in their homes over the past several years will be putting houses on the market at the first sign of increased sales velocity.

   In the hotel sector, occupancies have declined recently compared with levels from a year ago, and room rates are down by 5 to 10 percent. Luxury hotels have been especially hard hit. Hotel fundamentals should show rapid improvement as confidence improves, given the night-to-night nature of their leases. However, revenue per available room will continue to be under pressure as long as both leisure and business travelers remain cautious about spending.

   On a positive note, there already has been some slowing in the rate of decline in all of the major real estate sectors. Vacancy rates have been climbing at a much slower rate in recent quarters, and we expect that such measures will begin to top out during 2010. Even rent declines began to flatten in late 2009.

Q  What is your outlook for the real estate market and the Fund in 2010?

A We believe real estate market conditions will remain difficult in 2010, but will show improvement compared with the very challenging environment of the past two years. While it appears that the worst of the downturn is behind us, we believe a lack of job growth will translate into weak leasing demand fundamentals in every sector for the foreseeable future.

   Against that backdrop, our investment process for the Fund will continue to focus on securities selection within each property sector, with the goal of identifying those companies that we believe are mispriced relative to their peers and, thus, represent the greatest relative value and strongest price appreciation potential, as well as lower downside risk.


6     Pioneer Real Estate Shares | Annual Report | 12/31/09

Please refer to the Schedule of Investments on pages 16-20 for a full listing of Fund securities.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                     Pioneer Real Estate Shares | Annual Report | 12/31/09     7

Portfolio Summary | 12/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks              80.2%
Temporary Cash Investments      19.8%



Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment               17.1%
Regional Mall           14.7%
Office                  12.7%
Healthcare              12.1%
Shopping Center          9.7%
Industrial               8.6%
Diversified              7.8%
Storage                  7.5%
Hotel                    5.7%
Triple Net Lease         3.4%
Manufactured Home        0.7%


10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

    1.    Simon Property Group, Inc.                 9.81%
    2.    Equity Residential Property Trust          6.12
    3.    Vornado Realty Trust                       5.31
    4.    Boston Properties, Inc.                    4.93
    5.    Public Storage, Inc.                       4.81
    6.    AvalonBay Communities, Inc.                4.74
    7.    The Macerich Co.                           4.40
    8.    HCP, Inc.                                  4.18
    9.    Nationwide Health Properties, Inc.         4.13
   10.    Host Hotels & Resorts, Inc.                3.71

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any securities listed.


8     Pioneer Real Estate Shares | Annual Report | 12/31/09

Prices and Distributions | 12/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

----------------------------------------------
     Class     12/31/09           12/31/08
----------------------------------------------
       A       $ 16.24            $ 13.00
----------------------------------------------
       B       $ 16.03            $ 12.84
----------------------------------------------
       C       $ 16.06            $ 12.86
----------------------------------------------
       Y       $ 16.23            $ 12.98
----------------------------------------------

Distributions per Share: 1/1/09-12/31/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net
                 Investment       Short-Term        Long-Term        Non-Taxable
     Class         Income       Capital Gains     Capital Gains     Distributions
--------------------------------------------------------------------------------
       A         $ 0.3429          $ --              $ --            $ 0.1431
--------------------------------------------------------------------------------
       B         $ 0.1768          $ --              $ --            $ 0.1431
--------------------------------------------------------------------------------
       C         $ 0.2207          $ --              $ --            $ 0.1431
--------------------------------------------------------------------------------
       Y         $ 0.4483          $ --              $ --            $ 0.1431
--------------------------------------------------------------------------------


                     Pioneer Real Estate Shares | Annual Report | 12/31/09     9

Performance Update | 12/31/09                          Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.


 Average Annual Total Returns
 (As of December 31, 2009)
------------------------------------------------------------------------
                                    Net Asset       Public Offering
 Period                             Value (NAV)     Price (POP)
------------------------------------------------------------------------
 10 Years                           10.10%           9.46%
 5 Years                             0.18            -1.01
 1 Year                             30.15           22.70
------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2009)
------------------------------------------------------------------------
                                    Gross            Net
------------------------------------------------------------------------
                                     2.04%           2.04%
------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment

        Pioneer Real Estate Shares      MSCI U.S. REIT Index
12/99    9,425                          10,000
        12,190                          12,681
12/01   13,100                          14,308
        13,573                          14,830
12/03   18,089                          20,279
        24,468                          26,664
12/05   28,086                          29,899
        38,137                          40,639
12/07   30,740                          33,805
        18,965                          20,969
12/09   24,684                          26,968


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


10     Pioneer Real Estate Shares | Annual Report | 12/31/09

Performance Update | 12/31/09                          Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.


 Average Annual Total Returns
 (As of December 31, 2009)
--------------------------------------------------------------------
                                         If              If
 Period                                  Held            Redeemed
--------------------------------------------------------------------
 10 Years                                 9.09%           9.09%
 5 Years                                 -0.89           -0.89
 1 Year                                  28.38           24.38
--------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2009)
--------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------
                                           3.57%           3.57%
--------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment

        Pioneer Real Estate Shares      MSCI U.S. REIT Index
12/99   10,000                          10,000
        12,850                          12,681
12/01   13,675                          14,308
        14,063                          14,830
12/03   18,605                          20,279
        24,968                          26,664
12/05   28,392                          29,899
        38,190                          40,639
12/07   30,497                          33,805
        18,600                          20,969
12/09   23,879                          26,968


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     11

Performance Update | 12/31/09                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.


 Average Annual Total Returns
 (As of December 31, 2009)
--------------------------------------------------------------------
                                         If              If
 Period                                  Held            Redeemed
--------------------------------------------------------------------
 10 Years                                 9.22%           9.22%
 5 Years                                 -0.70           -0.70
 1 Year                                  28.87           28.87
--------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2009)
--------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------
                                           3.10%           3.10%
--------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment

        Pioneer Real Estate Shares      MSCI U.S. REIT Index
12/99   10,000                          10,000
        12,842                          12,681
12/01   13,693                          14,308
        14,075                          14,830
12/03   18,629                          20,279
        25,015                          26,664
12/05   28,479                          29,899
        38,334                          40,639
12/07   30,641                          33,805
        18,737                          20,969
12/09   24,148                          26,968


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


12     Pioneer Real Estate Shares | Annual Report | 12/31/09

Performance Update | 12/31/09                          Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.


 Average Annual Total Returns
 (As of December 31, 2009)
--------------------------------------------------------------------
                                          If              If
 Period                                   Held            Redeemed
--------------------------------------------------------------------
 10 Years                                 10.75%          10.75%
 5 Years                                   0.78            0.78
 1 Year                                   31.38           31.38
--------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2009)
--------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------
                                           1.02%           1.02%
--------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment

        Pioneer Real Estate Shares      MSCI U.S. REIT Index
12/99   10,000                          10,000
        12,999                          12,681
12/01   14,039                          14,308
        14,630                          14,830
12/03   19,628                          20,279
        26,687                          26,664
12/05   30,787                          29,899
        42,003                          40,639
12/07   34,011                          33,805
        21,122                          20,969
12/09   27,749                          26,968


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from July 1, 2009 through December 31, 2009.


--------------------------------------------------------------------------------------
 Share Class                 A               B               C               Y
--------------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 7/1/09
--------------------------------------------------------------------------------------
 Ending Account          $1,441,79       $1,432.97       $1,435.40       $1,447.39
 Value on 12/31/09
--------------------------------------------------------------------------------------
 Expenses Paid           $   11.39       $   19.93       $   17.74       $    6.54
 During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.85%, 3.25%, 2.89% and 1.06% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


14     Pioneer Real Estate Shares | Annual Report | 12/31/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2009 through December 31, 2009.


-----------------------------------------------------------------------------------
 Share Class                 A               B               C               Y
-----------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 7/1/09
-----------------------------------------------------------------------------------
 Ending Account          $1,015.88       $1,008.82       $1,010.64       $1,019.86
 Value on 12/31/09
-----------------------------------------------------------------------------------
 Expenses Paid           $    9.40       $   16.46       $   14.65       $    5.40
 During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.85%, 3.25%, 2.89% and 1.06% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     15

Schedule of Investments | 12/31/09


---------------------------------------------------------------------------------
 Shares                                                              Value
---------------------------------------------------------------------------------
               COMMON STOCKS -- 97.9%
               CONSUMER SERVICES -- 1.3%
               Hotels, Resorts & Cruise Lines -- 1.3%
    43,600     Starwood Hotels & Resorts Worldwide, Inc.             $  1,594,452
                                                                     ------------
               Total Consumer Services                               $  1,594,452
---------------------------------------------------------------------------------
               REAL ESTATE -- 96.6%
               Diversified Real Estate Activities -- 0.6%
    35,600     Pebblebrook Hotel Trust*                              $    783,556
---------------------------------------------------------------------------------
               Diversified Real Estate Investment Trusts -- 9.1%
   138,700     Liberty Property Trust (b)                            $  4,439,787
    61,000     Retail Opportunity Investment Corp.*                       615,490
    95,023     Vornado Realty Trust (b)                                 6,645,909
                                                                     ------------
                                                                     $ 11,701,186
---------------------------------------------------------------------------------
               Industrial Real Estate Investment Trusts -- 6.8%
   100,500     AMB Property Corp. (b)                                $  2,567,775
   531,000     DCT Industrial Trust, Inc.                               2,665,620
   128,200     Dupont Fabros Technology, Inc.                           2,306,318
    90,200     First Potomac Realty Trust                               1,133,814
                                                                     ------------
                                                                     $  8,673,527
---------------------------------------------------------------------------------
               Office Real Estate Investment Trusts -- 13.1%
    11,100     Alexandria Real Estate Equities, Inc. (b)             $    713,619
   150,000     BioMed Property Trust, Inc.                              2,367,000
    92,000     Boston Properties, Inc.                                  6,170,440
    51,900     Digital Realty Trust, Inc. (b)                           2,609,532
    18,600     HRPT Properties Trust                                      120,342
   111,300     Kilroy Realty Corp. (b)                                  3,413,571
    37,800     Mack-Cali Realty Corp.                                   1,306,746
                                                                     ------------
                                                                     $ 16,701,250
---------------------------------------------------------------------------------
               Residential Real Estate Investment Trusts -- 17.5%
    72,301     AvalonBay Communities, Inc. (b)                       $  5,936,635
   101,100     Camden Property Trust (b)                                4,283,607
    17,700     Equity Lifestyle Properties, Inc. (b)                      893,319
   227,000     Equity Residential Property Trust                        7,668,060
    33,200     Essex Property Trust, Inc. (b)                           2,777,180
    41,100     Post Properties, Inc.                                      805,560
                                                                     ------------
                                                                     $ 22,364,361
---------------------------------------------------------------------------------
               Retail Real Estate Investment Trusts -- 25.3%
    67,800     Federal Realty Investment Trust (b)                   $  4,591,416
   162,300     Kimco Realty Corp.                                       2,195,919
   276,200     Kite Realty Group Trust                                  1,124,134
    76,700     National Retail Properties LP (b)                        1,627,574
    33,600     Realty Income Corp. (b)                                    870,576
   100,500     Regency Centers Corp. (b)                                3,523,530
   153,882     Simon Property Group, Inc.                              12,279,759

The accompanying notes are an integral part of these financial statements.


16     Pioneer Real Estate Shares | Annual Report | 12/31/09

----------------------------------------------------------------------------------
 Shares                                                               Value
----------------------------------------------------------------------------------
               Retail Real Estate Investment Trusts -- (continued)
    19,400     Taubman Centers, Inc. (b)                              $    696,654
   153,191     The Macerich Co. (b)                                      5,507,220
                                                                      ------------
                                                                      $ 32,416,782
----------------------------------------------------------------------------------
               Specialized Real Estate Investment Trusts -- 24.2%
    48,500     Entertainment Properties Trust (b)                     $  1,710,595
   296,100     Extra Space Storage, Inc.                                 3,419,955
   171,300     HCP, Inc.                                                 5,231,502
    17,700     HealthCare Real Estate Investment Trust, Inc.               784,464
   397,938     Host Hotels & Resorts, Inc. (b)                           4,643,936
   147,000     Nationwide Health Properties, Inc.                        5,171,460
   205,700     Omega Healthcare Investors                                4,000,865
    74,000     Public Storage, Inc.                                      6,027,300
                                                                      ------------
                                                                      $ 30,990,077
                                                                      ------------
               Total Real Estate                                      $123,630,739
----------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $92,348,636)                                     $125,225,191
----------------------------------------------------------------------------------


---------------------------------------------------------------------------
Principal
Amount
---------------------------------------------------------------------------
                 TEMPORARY CASH INVESTMENTS -- 24.1%
                 Securities Lending Collateral -- 24.1% (c)
                 Certificates of Deposit:
$   913,596      Bank of Nova Scotia, 0.19%, 2/17/10           $    913,596
    913,596      DnB NOR Bank ASA NY, 0.2%, 2/17/10                 913,596
    332,580      Nordea Bank Finland, 0.19%, 1/28/10                332,580
    830,562      Svenska NY, 0.20%, 3/30/10                         830,562
    996,650      Rabobank Nederland NY, 0.19%, 3/2/10               996,650
     89,086      Westpac Banking NY, 1.35%, 3/19/10                  89,086
    830,542      Societe Generale, 0.21%, 3/4/10                    830,542
    913,594      CBA Financial, 0.27%, 1/3/11                       913,594
    252,975      BNP Paribas, 0.78%, 6/4/10                         252,975
    590,021      Wachovia Bank NA, 1.17%, 5/14/10                   590,021
                                                               ------------
                                                               $  6,663,202
---------------------------------------------------------------------------
                 Commercial Paper:
    664,041      BBVA London, 0.28%, 3/18/10                   $    664,041
    178,246      US Bancorp, 0.26%, 5/6/10                          178,246
    167,296      American Honda Finance, 0.22%, 2/5/10              167,296
    249,382      GE Capital Corp., 0.45%, 8/20/10                   249,382
     89,910      GE Capital Corp., 0.38%, 10/21/10                   89,910
     90,511      GE Capital Corp., 0.34%, 10/6/10                    90,511
    664,234      HND AF, 0.18%, 3/2/10                              664,234
    913,347      HSBC, 0.20%, 2/19/10                               913,347
     92,640      John Deer Capital Corp., 0.36%, 7/6/10              92,640
    703,481      JPMorgan Chase & Co., 0.57%, 9/24/10               703,481

The accompanying notes are an integral part of these financial statements.


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     17

------------------------------------------------------------------------
Principal
Amount                                                      Value
------------------------------------------------------------------------
                 Commercial Paper -- (continued)
$   830,260      NABPP, 0.19%, 3/8/10                       $    830,260
    647,337      PARFIN, 0.25%, 4/19/10                          647,337
    830,205      Cafco, 0.20%, 3/15/10                           830,205
    913,308      Char FD, 0.18%, 3/5/10                          913,308
    829,700      WSTPAC, 0.25%, 5/27/10                          829,700
    498,142      Ciesco, 0.20%, 3/8/10                           498,142
    415,160      Ciesco, 0.20%, 2/18/10                          415,160
    830,377      Fasco, 0.17%, 2/12/10                           830,377
    415,856      Kithaw, 0.21%, 3/2/10                           415,856
    425,992      Kithaw, 0.20%, 2/23/10                          425,992
    570,340      Old LLC, 0.19%, 3/17/10                         570,340
    232,896      Old LLC, 0.18%, 2/17/10                         232,896
    283,536      Ranger, 0.20%, 3/12/10                          283,536
    282,335      SRCPP, 0.19%, 2/3/10                            282,335
    581,256      SRCPP, 0.19%, 2/10/10                           581,256
    248,946      TB LLC, 0.19%, 2/8/10                           248,946
    456,546      TB LLC, 0.20%, 3/5/10                           456,546
    166,192      TB LLC, 0.10%, 2/9/10                           166,192
    947,669      Bank of America, 0.87%, 5/12/10                 947,669
    166,132      BBVA Senior US, 0.30%, 3/12/10                  166,132
    941,849      Santander, 0.33%, 7/23/10                       941,849
    332,095      WFC, 0.49%, 8/20/10                             332,095
                                                            ------------
                                                            $ 15,659,217
------------------------------------------------------------------------
                 Tri-party Repurchase Agreements:
  3,322,167      Deutsche Bank, 0.01%, 1/4/10               $  3,322,167
  1,661,083      JPMorgan, 0.0%, 1/4/10                        1,661,083
  2,244,207      Barclays Capital Markets, 0.0%, 1/4/10        2,244,207
                                                            ------------
                                                            $  7,227,457
------------------------------------------------------------------------


-----------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------
               Money Market Mutual Funds:
  664,433      Dreyfus Preferred Money Market Fund         $    664,433
  664,433      Blackrock Liquidity Temporary Cash Fund          664,433
                                                           ------------
                                                           $  1,328,866
                                                           ------------
               Total Securities Lending Collateral         $ 30,878,742
-----------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $30,878,742)                          $ 30,878,742
-----------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 122.0%
               (Cost $123,227,378) (a)                     $156,103,933
-----------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- (22.0)%     $(28,154,722)
-----------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                  $127,949,211
=======================================================================



The accompanying notes are an integral part of these financial statements.


18     Pioneer Real Estate Shares | Annual Report | 12/31/09

*   Non-income producing security.

(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $131,089,199 was as follows:

      Aggregate gross unrealized gain for all investments in which there is an
        excess of value over tax cost                                             $32,127,206
      Aggregate gross unrealized loss for all investments in which there is an
        excess of tax cost over value                                              (7,112,472)
                                                                                  -----------
      Net unrealized gain                                                         $25,014,734
                                                                                  ===========

(b) At December 31, 2009, the following securities were out on loan:


--------------------------------------------------------------------
    Shares     Security                                  Value
--------------------------------------------------------------------
      5,000    Alexandria Real Estate Equities, Inc.     $   321,450
      2,000    AMB Property Corp.                             51,100
     73,500    AvalonBay Communities, Inc.                 6,035,085
      1,500    Camden Property Trust                          63,555
     48,400    Digital Realty Trust, Inc.                  2,433,552
      8,300    Entertainment Properties Trust                292,741
      5,500    Equity Lifestyle Properties, Inc.             277,585
     11,100    Essex Property Trust, Inc.                    928,515
     52,400    Federal Realty Investment Trust             3,548,528
    203,700    Host Hotels & Resorts, Inc.                 2,377,179
    104,500    Kilroy Realty Corp.                         3,205,015
    105,000    Liberty Property Trust                      3,361,050
     98,816    The Macerich Co.                            3,552,435
     19,000    National Retail Properties LP                 403,180
     33,250    Realty Income Corp.                           861,507
     16,700    Regency Centers Corp.                         585,502
      7,600    Taubman Centers, Inc.                         272,916
     17,923    Vornado Realty Trust                        1,253,535
--------------------------------------------------------------------
               Total                                     $29,824,430
====================================================================

(c) Securities lending collateral is managed by Credit Suisse AG, New York
    Branch.


Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $26,761,107 and $21,701,128, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The accompanying notes are an integral part of these financial statements.


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     19

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets:


--------------------------------------------------------------------------------------------
                                Level 1           Level 2             Level 3   Total
--------------------------------------------------------------------------------------------
 Common Stocks                  $125,225,191      $        --         $--       $125,225,191
 Temporary Cash Investments               --       29,549,876          --         29,549,876
 Money Market Mutual Funds         1,328,866               --          --          1,328,866
--------------------------------------------------------------------------------------------
 Total                          $126,554,057      $29,549,876         $--       $156,103,933
============================================================================================


The accompanying notes are an integral part of these financial statements.


20     Pioneer Real Estate Shares | Annual Report | 12/31/09

Statement of Assets and Liabilities | 12/31/09


ASSETS:
  Investment in securities (including securities loaned of
   $29,824,430) (cost $123,227,378)                           $156,103,933
  Cash                                                           2,511,701
  Receivables --
   Investment securities sold                                      551,313
   Fund shares sold                                                 77,141
   Dividends                                                       630,870
  Other                                                             33,930
---------------------------------------------------------------------------
     Total assets                                             $159,908,888
---------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                            $    364,537
   Fund shares repurchased                                         629,469
   Upon return of securities loaned                             30,878,742
  Due to affiliates                                                 37,310
  Accrued expenses                                                  49,619
---------------------------------------------------------------------------
     Total liabilities                                        $ 31,959,677
---------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                             $131,745,990
  Accumulated net realized loss on investments                 (36,673,334)
  Net unrealized gain on investments                            32,876,555
---------------------------------------------------------------------------
     Total net assets                                         $127,949,211
===========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $67,510,179/4,157,002 shares)             $      16.24
  Class B (based on $8,753,157/546,106 shares)                $      16.03
  Class C (based on $9,152,766/570,031 shares)                $      16.06
  Class Y (based on $42,533,109/2,621,184 shares)             $      16.23
MAXIMUM OFFERING PRICE:
  Class A ($16.24 [divided by] 94.25%)                        $      17.23
===========================================================================


The accompanying notes are an integral part of these financial statements.


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     21

Statement of Operations

For the Year Ended 12/31/09


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $4,761)      $4,323,547
  Interest and other income                                     3,001
  Income from securities loaned, net                          147,418
------------------------------------------------------------------------------------------
     Total investment income                                                 $   4,473,966
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $  777,838
  Transfer agent fees and expenses
   Class A                                                    224,764
   Class B                                                     68,480
   Class C                                                     44,032
   Class Y                                                        624
  Distribution fees
   Class A                                                    132,526
   Class B                                                     72,009
   Class C                                                     69,144
  Shareholder communication expense                           105,504
  Administrative reimbursements                                32,982
  Custodian fees                                               10,849
  Registration fees                                            59,780
  Professional fees                                            60,601
  Printing expense                                             53,132
  Fees and expenses of nonaffiliated trustees                   7,577
  Miscellaneous                                                14,833
------------------------------------------------------------------------------------------
     Total expenses                                                          $   1,734,675
     Less fees paid indirectly                                                         (23)
------------------------------------------------------------------------------------------
     Net expenses                                                            $   1,734,652
------------------------------------------------------------------------------------------
       Net investment income                                                 $   2,739,314
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                           $ (25,661,256)
------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                               $  53,330,486
------------------------------------------------------------------------------------------
  Net gain on investments                                                    $  27,669,230
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $  30,408,544
==========================================================================================


The accompanying notes are an integral part of these financial statements.


22     Pioneer Real Estate Shares | Annual Report | 12/31/09

Statement of Changes in Net Assets

For the Years Ended 12/31/09 and 12/31/08, respectively

------------------------------------------------------------------------------------------------
                                                                Year Ended         Year Ended
                                                                12/31/09           12/31/08
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $  2,739,314       $  3,106,813
Net realized loss on investments                                 (25,661,256)        (9,879,430)
Change in net unrealized gain (loss) on investments               53,330,486        (55,661,050)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                 $ 30,408,544       $(62,433,667)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.34 and $0.46 per share, respectively)            $ (1,438,940)      $ (1,997,135)
   Class B ($0.18 and $0.24 per share, respectively)                (102,822)          (171,449)
   Class C ($0.22 and $0.29 per share, respectively)                (123,573)          (179,329)
   Class Y ($0.45 and $0.58 per share, respectively)              (1,073,979)        (1,079,004)
Tax return of capital:
   Class A ($0.14 and $0.29 per share, respectively)                (601,023)        (1,249,707)
   Class B ($0.14 and $0.29 per share, respectively)                 (82,898)          (206,544)
   Class C ($0.14 and $0.29 per share, respectively)                 (80,134)          (178,055)
   Class Y ($0.14 and $0.29 per share, respectively)                (341,939)          (536,147)
------------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $ (3,845,308)      $ (5,597,370)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 22,897,579       $ 39,347,126
Reinvestment of distributions                                      2,404,017          4,971,103
Cost of shares repurchased                                       (21,548,877)       (54,576,418)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                         $  3,752,719       $(10,258,189)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $ 30,315,955       $(78,289,226)
NET ASSETS:
Beginning of year                                                 97,633,256        175,922,482
------------------------------------------------------------------------------------------------
End of year                                                     $127,949,211       $ 97,633,256
------------------------------------------------------------------------------------------------
Undistributed net investment income                             $         --       $         --
================================================================================================


The accompanying notes are an integral part of these financial statements.


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     23

----------------------------------------------------------------------------------------------
                                     '09 Shares     '09 Amount      '08 Shares     '08 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                           1,045,870     $12,568,673      1,308,307     $27,208,478
Reinvestment of distributions           140,891       1,676,324        149,644       2,795,752
Less shares repurchased              (1,288,054)    (15,497,747)    (1,652,413)    (31,691,972)
----------------------------------------------------------------------------------------------
   Net decrease                        (101,293)    $(1,252,750)      (194,462)    $(1,687,742)
==============================================================================================
Class B
Shares sold                              81,080     $   964,620        171,590     $ 3,400,601
Reinvestment of distributions            15,601         176,412         19,100         350,488
Less shares repurchased                (207,052)     (2,430,205)      (381,164)     (7,322,566)
----------------------------------------------------------------------------------------------
   Net decrease                        (110,371)    $(1,289,173)      (190,474)    $(3,571,477)
==============================================================================================
Class C
Shares sold                             151,985     $ 1,984,736        144,485     $ 2,878,143
Reinvestment of distributions            15,004         173,266         16,748         304,205
Less shares repurchased                (189,338)     (2,312,012)      (265,784)     (5,214,556)
----------------------------------------------------------------------------------------------
   Net decrease                         (22,349)    $  (154,010)      (104,551)    $(2,032,208)
==============================================================================================
Class Y
Shares sold                             665,022     $ 7,379,550        394,808     $ 5,859,904
Reinvestment of distributions            41,332         378,015         83,015       1,520,658
Less shares repurchased                (105,841)     (1,308,913)      (499,132)    (10,347,324)
----------------------------------------------------------------------------------------------
   Net increase (decrease)              600,513     $ 6,448,652        (21,309)    $(2,966,762)
==============================================================================================


The accompanying notes are an integral part of these financial statements.


24     Pioneer Real Estate Shares | Annual Report | 12/31/09

Financial Highlights


----------------------------------------------------------------------------------------
                                                                 Year Ended   Year Ended
                                                                 12/31/09     12/31/08
----------------------------------------------------------------------------------------
Class A
Net asset value, beginning of year                               $ 13.00      $ 21.94
----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.35      $  0.43
 Net realized and unrealized gain (loss) on investments             3.37        (8.62)
----------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $  3.72      $ (8.19)
Distributions to shareowners:
 Net investment income                                             (0.34)       (0.46)
 Net realized gain                                                    --           --
 Tax return of capital                                             (0.14)       (0.29)
----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  3.24      $ (8.94)
----------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 16.24      $ 13.00
========================================================================================
Total return*                                                      30.15%      (38.31)%
Ratio of net expenses to average net assets+                        1.85%        1.63%
Ratio of net investment income to average net assets+               2.77%        2.10%
Portfolio turnover rate                                               23%          18%
Net assets, end of period (in thousands)                         $67,510      $55,353
Ratios no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.85%        1.63%
 Net investment income                                              2.77%        2.10%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                       1.85%        1.63%
 Net investment income                                              2.77%        2.10%
========================================================================================

-----------------------------------------------------------------------------------------------------
                                                                Year Ended   Year Ended    Year Ended
                                                                12/31/07     12/31/06      12/31/05
-----------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of year                              $ 33.07      $  25.87      $  24.52
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.36      $   0.28      $   0.28
 Net realized and unrealized gain (loss) on investments           (6.76)         8.88          3.29
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $ (6.40)     $   9.16      $   3.57
Distributions to shareowners:
 Net investment income                                            (0.36)        (0.28)        (0.24)
 Net realized gain                                                (4.37)        (1.68)        (1.84)
 Tax return of capital                                               --            --         (0.14)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $(11.13)     $   7.20      $   1.35
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 21.94      $  33.07      $  25.87
=====================================================================================================
Total return*                                                    (19.39)%       35.79%        14.79%
Ratio of net expenses to average net assets+                       1.36%         1.37%         1.50%
Ratio of net investment income to average net assets+              1.10%         0.98%         1.14%
Portfolio turnover rate                                              21%           20%           24%
Net assets, end of period (in thousands)                        $97,691      $163,088      $110,217
Ratios no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      1.36%         1.37%         1.50%
 Net investment income                                             1.10%         0.98%         1.14%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                      1.35%         1.36%         1.50%
 Net investment income                                             1.11%         0.99%         1.14%
=====================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


                     Pioneer Real Estate Shares | Annual Report | 12/31/09    25

----------------------------------------------------------------------------------------
                                                                Year Ended    Year Ended
                                                                12/31/09      12/31/08
----------------------------------------------------------------------------------------
Class B
Net asset value, beginning of year                              $12.84        $ 21.68
----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $ 0.17        $  0.19
 Net realized and unrealized gain (loss) on investments           3.34          (8.50)
----------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $ 3.51        $ (8.31)
Distributions to shareowners:
 Net investment income                                           (0.18)         (0.24)
 Net realized gain                                                  --             --
 Tax return of capital                                           (0.14)         (0.29)
----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ 3.19        $ (8.84)
----------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.03        $ 12.84
========================================================================================
Total return*                                                    28.38%        (39.01)%
Ratio of net expenses to average net assets+                      3.25%          2.72%
Ratio of net investment income to average net assets+             1.41%          0.89%
Portfolio turnover rate                                             23%            18%
Net assets, end of period (in thousands)                        $8,753        $ 8,428
Ratios no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                     3.25%          2.72%
 Net investment income                                            1.41%          0.89%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                     3.25%          2.71%
 Net investment income                                            1.41%          0.90%
========================================================================================


------------------------------------------------------------------------------------------------------
                                                                Year Ended    Year Ended    Year Ended
                                                                12/31/07      12/31/06      12/31/05
------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of year                              $ 32.74       $ 25.64       $ 24.32
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.06       $  0.01       $  0.06
 Net realized and unrealized gain (loss) on investments           (6.68)         8.78          3.24
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $ (6.61)      $  8.79       $  3.30
Distributions to shareowners:
 Net investment income                                            (0.07)        (0.01)        (0.05)
 Net realized gain                                                (4.37)        (1.68)        (1.84)
 Tax return of capital                                               --            --         (0.09)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $(11.06)      $  7.10       $  1.32
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 21.68       $ 32.74       $ 25.64
======================================================================================================
Total return*                                                    (20.14)%       34.51%        13.72%
Ratio of net expenses to average net assets+                       2.28%         2.31%         2.42%
Ratio of net investment income to average net assets+              0.11%         0.00%(a)      0.14%
Portfolio turnover rate                                              21%           20%           24%
Net assets, end of period (in thousands)                        $18,364       $35,442       $29,992
Ratios no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      2.28%         2.31%         2.42%
 Net investment income                                             0.11%         0.00%(a)      0.14%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                      2.26%         2.30%         2.42%
 Net investment income                                             0.13%         0.01%         0.14%
======================================================================================================

(a) Amount rounds to less than 0.01% per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


26    Pioneer Real Estate Shares | Annual Report | 12/31/09

----------------------------------------------------------------------------------------
                                                                Year Ended    Year Ended
                                                                12/31/09      12/31/08
----------------------------------------------------------------------------------------
Class C
Net asset value, beginning of year                              $12.86        $ 21.72
----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $ 0.22        $  0.25
 Net realized and unrealized gain (loss) on investments           3.34          (8.53)
----------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $ 3.56        $ (8.28)
Distributions to shareowners:
 Net investment income                                           (0.22)         (0.29)
 Net realized gain                                                  --             --
 Tax return of capital                                           (0.14)         (0.29)
----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ 3.20        $ (8.86)
----------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.06        $ 12.86
========================================================================================
Total return*                                                    28.87%        (38.85)%
Ratio of net expenses to average net assets+                      2.89%          2.50%
Ratio of net investment income to average net assets+             1.76%          1.18%
Portfolio turnover rate                                             23%            18%
Net assets, end of period (in thousands)                        $9,153        $ 7,619
Ratios no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                     2.89%          2.50%
 Net investment income                                            1.76%          1.18%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                     2.89%          2.49%
 Net investment income                                            1.76%          1.19%
========================================================================================


------------------------------------------------------------------------------------------------------
                                                                Year Ended    Year Ended    Year Ended
                                                                12/31/07      12/31/06      12/31/05
------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of year                              $ 32.80       $ 25.68      $ 24.35
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.10       $  0.02      $  0.08
 Net realized and unrealized gain (loss) on investments           (6.70)         8.80         3.26
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $ (6.60)      $  8.82      $  3.34
Distributions to shareowners:
 Net investment income                                            (0.11)        (0.02)       (0.07)
 Net realized gain                                                (4.37)        (1.68)       (1.84)
 Tax return of capital                                               --            --        (0.10)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $(11.08)      $  7.12      $  1.33
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 21.72       $ 32.80      $ 25.68
======================================================================================================
Total return*                                                    (20.07)%       34.60%       13.85%
Ratio of net expenses to average net assets+                       2.17%         2.24%        2.32%
Ratio of net investment income to average net assets+              0.26%         0.10%        0.27%
Portfolio turnover rate                                              21%           20%          24%
Net assets, end of period (in thousands)                        $15,139       $27,209      $19,824
Ratios no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      2.17%         2.24%        2.32%
 Net investment income                                             0.26%         0.10%        0.27%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                      2.16%         2.23%        2.32%
 Net investment income                                             0.27%         0.11%        0.27%
======================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                     Pioneer Real Estate Shares | Annual Report | 12/31/09    27

----------------------------------------------------------------------------------------
                                                                 Year Ended   Year Ended
                                                                 12/31/09     12/31/08
----------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of year                               $ 12.98      $ 21.90
----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.44      $  0.54
 Net realized and unrealized gain (loss) on investments             3.40        (8.59)
----------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $  3.84      $ (8.05)
Distributions to shareowners:
 Net investment income                                             (0.45)       (0.58)
 Net realized gain                                                    --           --
 Tax return of capital                                             (0.14)       (0.29)
----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  3.25      $ (8.92)
----------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 16.23      $ 12.98
========================================================================================
Total return*                                                      31.38%      (37.90)%
Ratio of net expenses to average net assets+                        1.06%        1.02%
Ratio of net investment income to average net assets+               3.49%        2.76%
Portfolio turnover rate                                               23%          18%
Net assets, end of period (in thousands)                         $42,533      $26,233
Ratios no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.06%        1.02%
 Net investment income                                              3.49%        2.76%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                       1.06%        1.02%
 Net investment income                                              3.49%        2.76%
========================================================================================


-----------------------------------------------------------------------------------------------------
                                                                Year Ended    Year Ended   Year Ended
                                                                12/31/07      12/31/06     12/31/05
-----------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of year                              $ 33.03       $ 25.84      $ 24.49
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.49       $  0.42      $  0.35
 Net realized and unrealized gain (loss) on investments           (6.75)         8.87         3.34
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $ (6.26)      $  9.29      $  3.69
Distributions to shareowners:
 Net investment income                                            (0.50)        (0.42)       (0.34)
 Net realized gain                                                (4.37)        (1.68)       (1.84)
 Tax return of capital                                               --            --        (0.16)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $(11.13)      $  7.19      $  1.35
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 21.90       $ 33.03      $ 25.84
=====================================================================================================
Total return*                                                    (19.03)%       36.43%       15.36%
Ratio of net expenses to average net assets+                       0.90%         0.87%        1.00%
Ratio of net investment income to average net assets+              1.81%         1.54%        1.84%
Portfolio turnover rate                                              21%           20%          24%
Net assets, end of period (in thousands)                        $44,729       $46,436      $26,490
Ratios no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      0.90%         0.87%        1.00%
 Net investment income                                             1.81%         1.54%        1.84%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                      0.90%         0.87%        1.00%
 Net investment income                                             1.81%         1.54%        1.84%
=====================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


28    Pioneer Real Estate Shares | Annual Report | 12/31/09

Notes to Financial Statements | 12/31/09

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Fund's prospectuses


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     29
contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend


30     Pioneer Real Estate Shares | Annual Report | 12/31/09
   data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

   The Fund has elected to defer $1,435,822 of capital losses recognized between November 1, 2009 and December 31, 2009 to its fiscal year ending December 31, 2010.

   At December 31, 2009, the Fund had a net capital loss carryforward of $27,375,691 of which $7,060,199 will expire in 2016 and $20,315,492 will expire in 2017 if not utilized.


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     31

   The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:


------------------------------------------------------------
                                      2009             2008
------------------------------------------------------------
   Distributions paid from:
   Ordinary income              $2,739,314       $3,426,917
   Return of capital             1,105,994        2,170,453
------------------------------------------------------------
     Total                      $3,845,308       $5,597,370
============================================================

  The following shows the components of distributable earnings on a federal income tax basis at December 31, 2009:



------------------------------------------------------------
                                                       2009
------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                   $(27,375,691)
   Post-October loss deferred                    (1,435,822)
   Unrealized appreciation                       25,014,734
------------------------------------------------------------
     Total                                     $ (3,796,779)
============================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $8,848 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2009.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment


32     Pioneer Real Estate Shares | Annual Report | 12/31/09
   income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets up to $1 billion; and 0.75% of the Fund's average daily net assets over $1 billion. Prior to January 1, 2010, management fees were calculated daily at the annual rate of 0.80% of the Fund's average daily net assets. PIM pays a portion of the fee it receives from the Fund to AEW Capital Management, L.P. as compensation for sub-advisory services to the Fund.


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     33

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the statement of Assets and Liabilities is $4,013 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2009, such out-of-pocket expenses by class of shares were as follows:


--------------------------------------------
 Shareholder Communications:
--------------------------------------------
 Class A                           $ 70,287
 Class B                             18,005
 Class C                             14,267
 Class Y                              2,945
--------------------------------------------
   Total                           $105,504
============================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $32,323 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2009.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $974 in distribution fees payable to PFD at December 31, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made


34     Pioneer Real Estate Shares | Annual Report | 12/31/09
on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2009, CDSCs in the amount of $11,512 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2009, the Fund's expenses were reduced by $23 under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2009, the Fund had no borrowings under this agreement.


7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 22, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Real Estate Shares:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares (the "Fund"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                    /s/ Ernst & Young LLP


Boston, Massachusetts
February 22, 2010

36     Pioneer Real Estate Shares | Annual Report | 12/31/09

Approval of Investment Advisory and Sub-Advisory Agreements
(unaudited)


Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Real Estate Shares (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained AEW Capital Management, L.P. (AEW) to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and AEW to remain the investment adviser and sub-adviser of the Fund, respectively, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     37
sub-adviser who provide investment management services to the Fund. The
Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers (including the sub-adviser) and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Fund were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one, three and ten year periods ended June 30, 2009 and in the second quintile of its Morningstar category for the five year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Fund, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.


38     Pioneer Real Estate Shares | Annual Report | 12/31/09

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that, effective January 1, 2010, a breakpoint would be added to the Fund's management fee schedule on assets over $1 billion.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those clients were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM, as well as the fees payable by PIM to the sub-adviser of the Fund, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the sub-adviser.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2008). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     39
expenses. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Fund.


40     Pioneer Real Estate Shares | Annual Report | 12/31/09

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 61 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                    Pioneer Real Estate Shares | Annual Report | 12/31/09     41

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 1995.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


Interested Trustees
-------------------------------------------------------------------------------------------------------------------
                                                                                              Other Directorships
Name and Age                Principal Occupation During Past Five Years                       Held by this Trustee
-------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Deputy Chairman and a director of Pioneer Global Asset            None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman and a
                            director of Pioneer Investment Management USA Inc.
                            ("PIM-USA"); Chairman and a director of Pioneer; Chairman and
                            Director of Pioneer Institutional Asset Management, Inc.
                            (since 2006); Director of Pioneer Alternative Investment
                            Management Limited (Dublin); President and a director of
                            Pioneer Alternative Investment Management (Bermuda) Limited
                            and affiliated funds; Director of PIOGLOBAL Real Estate
                            Investment Fund (Russia) (until June 2006); Director of
                            Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                            (since 2004); Director of Fiduciary Counseling, Inc.;
                            President and Director of Pioneer Funds Distributor, Inc.
                            ("PFD") (until May 2006); President of all of the Pioneer
                            Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
-------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of Pioneer Investment Management      None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since
                            April 2007); and Head of New Markets Division, Pioneer Global
                            Asset Management S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


42    Pioneer Real Estate Shares | Annual Report | 12/31/09

Independent Trustees

------------------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
------------------------------------------------------------------------
David R. Bock (66)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
------------------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 1997.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
------------------------------------------------------------------------


Independent Trustees
-----------------------------------------------------------------------------------------------------------------------
                                                                                         Other Directorships
Name and Age         Principal Occupation During Past Five Years                         Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------
David R. Bock (66)   Managing Partner, Federal City Capital Advisors (corporate          Director of Enterprise
                     advisory services company) (1997 to 2004 and 2008 to present);      Community Investment, Inc.
                     and Executive Vice President and Chief Financial Officer, I-trax,   (privately held affordable
                     Inc. (publicly traded health care services company) (2004 - 2007)   housing finance company);
                                                                                         and Director of Oxford
                                                                                         Analytica, Inc. (privately
                                                                                         held research and consulting
                                                                                         company)
-----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial -       Director of Marriott -
                     advisory firm)                                                      International, Inc.; Director
                                                                                         of Discover Financial Services
                                                                                         (credit card issuer and
                                                                                         electronic payment services);
                                                                                         Director of Briggs & Stratton
                                                                                         Co. (engine manufacturer);
                                                                                         Director of UAL Corporation
                                                                                         (airline holding company);
                                                                                         Director of Mantech
                                                                                         International Corporation
                                                                                         (national security, defense,
                                                                                         and intelligence technology
                                                                                         firm); and Member, Board of
                                                                                         Governors, Investment Company
                                                                                         Institute
-----------------------------------------------------------------------------------------------------------------------


                       Pioneer Real Estate Shares | Annual Report | 12/31/09
43

-------------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
-------------------------------------------------------------------------
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 1995.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 1995.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Stephen K. West (81)        Trustee         Trustee since 1995.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   Professor, Harvard University
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
------------------------------------------------------------------------------------------------------------------------------


44    Pioneer Real Estate Shares | Annual Report | 12/31/09

Fund Officers

--------------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
--------------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Christopher J. Kelley (45)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
David F. Johnson (30)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------


Fund Officers
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       Other Directorships
Name and Age                 Principal Occupation During Past Five Years                               Held by this Officer
----------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President -- Legal of Pioneer;          None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Associate General Counsel of Pioneer since January 2008 and Assistant     None
                             Secretary of all of the Pioneer Funds since September 2003; Vice
                             President and Senior Counsel of Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President -- Fund Accounting, Administration and Controllership      None
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since
                             March 2008; Deputy Treasurer of Pioneer from March 2004 to February
                             2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS
                             Asset Management Services, from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President -- Fund Accounting, Administration and           None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of
                             the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager -- Fund Accounting, Administration and            None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of
                             the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Fund Administration Manager -- Fund Accounting, Administration and        None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service
                             Manager -- Institutional Investor Services at State Street Bank from
                             March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------------


                       Pioneer Real Estate Shares | Annual Report | 12/31/09  45

--------------------------------------------------------------------------------
                         Position Held              Length of Service
Name and Age             with the Fund              and Term of Office
--------------------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance Officer   Since 2007. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships
Name and Age             Principal Occupation During Past Five Years                      Held by this Officer
----------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance Officer of Pioneer since December 2006 and of   None
                         all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); and Independent Consultant (July 1997 to
                         February 2005)
----------------------------------------------------------------------------------------------------------------


46    Pioneer Real Estate Shares | Annual Report | 12/31/09
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                    Pioneer Real Estate Shares | Annual Report | 12/31/09     47
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                    Pioneer Real Estate Shares | Annual Report | 12/31/09     51
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52     Pioneer Real Estate Shares | Annual Report | 12/31/09

How To Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the routine and non routine filings of its Form N-1A, totaled approximately $38,200 in 2009 and $37,900 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Fund during the fiscal years ended December 31, 2009 and 2008.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2009 and $8,290 in 2008.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.

For the years ended December 31, 2009 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $8,290 in 2009 and $8,290 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date March 1, 2010

* Print the name and title of each signing officer under his or her signature.